SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): December 3, 2001

                              Hybrid Networks, Inc.

             (Exact name of registrant as specified in this charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

       0-23289                                        77-02520931
(Commission File Number)                 (I.R.S. Employer Identification Number)


                  6409 Guadalupe Mines Road, San Jose, CA 95120
               (Address of principal executive offices) (Zip Code)


                                 (408) 323-6500
              (Registrant's Telephone Number, Including Area Code)


ITEM 5. Other Events

The Nasdaq Listing Qualifications Panel had previously informed Hybrid Networks, Inc. that it had conditionally authorized the listing of the Company's securities on the Nasdaq Small Cap Market. On November 28, 2001, the Company received a letter from the Panel. In the letter, the Panel informed the Company that it has evidenced compliance with the continued listing requirements for the Nasdaq Small Cap Market. Accordingly, the Panel determined to continue the listing of the Company's securities on the Nasdaq Small Cap Market and closed the matter.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



Dated:  December 3, 2001              Hybrid Networks, Inc.


                                      By:  /s/ Michael D. Greenbaum
                                           -----------------------------------
                                           Michael D. Greenbaum
                                           President and Chief Executive Officer